UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

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SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

ANAPLAN, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following was made available to Employees of Anaplan, Inc.

Headline: An Exciting Update from Anaplan

We recently announced our intention to become a private company through a transaction with Thoma Bravo, a leading software investment firm, in an all-cash transaction that values Anaplan at approximately $10.7 billion. This is one of the largest software transactions ever by a financial sponsor, which is a validation of our team’s outstanding work, and the start of an exciting new chapter!

Thoma Bravo has a strong track record supporting software companies in their growth and success. Combined with their significant financial and operational resources, we will have more flexibility and speed to address the needs of our customers and capitalize on our compelling commercial opportunities. We will remain focused on working toward our innovation vision--the Autonomous Enterprise—and on building and delivering industry-leading products to our customers.

We are not changing our focus or our A-shaped values that built this company. We will continue to be customer first, think big and act bold, and win with speed and innovation. This kind of investment couldn’t come at a better time to further invest in our innovation and our go-to-market.

Thoma Bravo is one of the largest private equity firms in the world with a special focus on investing in industry-leading, growth-oriented companies in the software and technology industries. They are widely seen as the preeminent investor in our space. Over the past 20 years, the firm has acquired or invested in more than 375 companies worth more than $190 billion in value. They are known to collaborate closely with the companies they acquire, supporting leadership teams and providing extensive resources and expertise to help them execute their growth strategies. Some of their largest recent acquisitions that you may be familiar with include Medallia, Proofpoint, and RealPage. We are in good company with these top-tier businesses and look forward to partnering with the Thoma Bravo team.

As we worked together with the Thoma Bravo team, it was clear that what stands apart about this team is their knowledge of the industry and how to grow the business. Thoma Bravo has been following us for years, and their leadership is highly complimentary of our strong corporate culture and our industry-leading platform. With these key fundamentals already in place at Anaplan, Thoma Bravo has confirmed they are eager to help us realize our vision for our future. In their words, “Culture is not the most important thing; it’s the only thing.”

When the transaction closes, we will become a private company with the resources and support required to continue our impressive product innovation. We will be able to provide the world’s largest enterprises with the insights they need to drive speed, efficiency, and scale across their businesses.

I know that you will have lots of questions, and we will host a Company Update on Monday at 8:30am PT/3:30 pm GMT to talk through this transaction. For our colleagues in APAC, we will host a second meeting later at 5:00 pm PT Monday/8:00 am SGT Tuesday. We have a dedicated Barn page with FAQs and other information related to Thoma Bravo, which you can access here.

We will also keep you updated as we progress toward the closing of the transaction, which we expect will happen in the first half of 2022. And until we close on this transaction, it is business as usual. Nothing will change in your day-to-day work or responsibilities. Our focus remains on continued execution to capitalize on the momentum we have built to remain leaders in the planning space.

We expect this kind of news will generate external interest from media and other interested parties, and we ask that you please forward any inquiries to Vikram Khosla. We have also outlined our communications policy on our Barn page mentioned above.

I thank all of you for your continued dedication to Anaplan– without your hard work, this next chapter for us would not have been possible. I am proud of how far we have come as a team, and this is another major milestone for Anaplan. I look forward to sharing my excitement with you at our Company Update tomorrow.

Sincerely,

Frank

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including all statements other than statements of historical fact including, without limitation, statements regarding the proposed merger between Anaplan and Alpine Merger Sub, Inc. (the “Merger”). These statements identify prospective information and may include words such as “expects,” “intends,” “continue,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “should,” “may,” “will,” or the negative version of these words, variations of these words and comparable terminology. These forward-looking statements are based on information available to the company as of the date of this communication and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Anaplan’s business and the price of the common stock of Anaplan, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement that contemplates the proposed transaction by the shareholders of Anaplan and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Anaplan’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Anaplan and potential difficulties in Anaplan employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Anaplan’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Anaplan related to the merger agreement or the proposed transaction, and (viii) restrictions during the pendency of the proposed transaction that may impact Anaplan’s ability to pursue certain business opportunities or strategic transactions. Furthermore, additional or unforeseen effects from the COVID-19 pandemic, the global economic climate, and catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, may amplify many of these risks. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this communication is contained in the company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the SEC, and other documents the company may file with or furnish to the SEC from time to time. These forward-looking statements should not be relied upon as representing the company’s views as of any subsequent date and the company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made. The information contained in, or that can be accessed through, Anaplan’s website and social media channels are not part of this communication.

Important Additional Information and Where to Find It

In connection with the Merger, Anaplan intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Anaplan will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Anaplan may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF ANAPLAN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT ANAPLAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANAPLAN AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Anaplan with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Anaplan’s website (https://investors.anaplan.com) or by writing to Anaplan’s Secretary at 50 Hawthorne Street, San Francisco, California 94105.

Participants in the Solicitation

Anaplan and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Anaplan’s stockholders with respect to the Merger. Information about Anaplan’s directors and executive officers and their ownership of Anaplan Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 21, 2021. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

The following email was made available to Partners of Anaplan, Inc.

Subject Line: An Exciting Update from Anaplan

Dear Valued Partner,

Today we announced that Anaplan entered into an agreement to be acquired by Thoma Bravo, a leading software investment firm, in an all-cash transaction that values Anaplan at approximately $10.7 billion. Upon completion of the transaction, we will become a privately held company with a supportive partner who can bring additional resources and expertise as we continue to work with you to help our customers achieve meaningful business outcomes on the Anaplan platform.

Thoma Bravo is one of the largest private equity firms in the world with a special focus on investing in industry-leading, growth-oriented companies in the software and technology industries. Over the past 20 years, the firm has acquired or invested in more than 375 companies worth more than $190 billion in value. Importantly for our partners, Thoma Bravo collaborates closely with the companies they acquire, providing deep resources and expertise to help them execute their growth strategies and deliver long-term value. Some of their recent acquisitions that you may be familiar with include Medallia, Proofpoint, and RealPage. We feel we are in great company with these top-tier businesses and look forward to partnering with the Thoma Bravo team.

The transaction is the start of an exciting new chapter for Anaplan, and we’re extremely excited about our future – together with you. Thoma Bravo has a remarkable track record supporting software companies in their growth and success. Combined with their significant financial and operational resources, we will be better positioned than ever to address our customers’ needs with flexibility and speed.

I want to be clear that nothing will change in terms of our focus on you, our joint customers, and on delivering an exceptional Connected Planning platform. We’ll keep you updated as we progress toward the closing of the transaction, which we expect will happen in the first half of 2022.

Additional details regarding this announcement are included in our press release here. If you have any questions on the news, please feel free to reach out to me directly.

Thank you for your continued partnership.

Sincerely,

Carla

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including all statements other than statements of historical fact including, without limitation, statements regarding the proposed merger between Anaplan and Alpine Merger Sub, Inc. (the “Merger”). These statements identify prospective information and may include words such as “expects,” “intends,” “continue,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “should,” “may,” “will,” or the negative version of these words, variations of these words and comparable terminology. These forward-looking statements are based on information available to the company as of the date of this communication and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Anaplan’s business and the price of the common stock of Anaplan, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement that contemplates the proposed transaction by the shareholders of Anaplan and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Anaplan’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Anaplan and potential difficulties in Anaplan employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Anaplan’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Anaplan related to the merger agreement or the proposed transaction, and (viii) restrictions during the pendency of the proposed transaction that may impact Anaplan’s ability to pursue certain business opportunities or strategic transactions. Furthermore, additional or unforeseen effects from the COVID-19 pandemic, the global economic climate, and catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, may amplify many of these risks. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this communication is contained in the company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the SEC, and other documents the company may file with or furnish to the SEC from time to time. These forward-looking statements should not be relied upon as representing the company’s views as of any subsequent date and the company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made. The information contained in, or that can be accessed through, Anaplan’s website and social media channels are not part of this communication.

Important Additional Information and Where to Find It

In connection with the Merger, Anaplan intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Anaplan will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Anaplan may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF ANAPLAN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT ANAPLAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANAPLAN AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Anaplan with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Anaplan’s website (https://investors.anaplan.com) or by writing to Anaplan’s Secretary at 50 Hawthorne Street, San Francisco, California 94105.

Participants in the Solicitation

Anaplan and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Anaplan’s stockholders with respect to the Merger. Information about Anaplan’s directors and executive officers and their ownership of Anaplan Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 21, 2021. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

The following FAQs were made available by Anaplan, Inc.

Transaction

Who is Thoma Bravo?

•	Thoma Bravo is one of the largest private equity firms in the world, with a special focus on investing in market-leading, growth-oriented companies in the software and technology industries.

•	Over the past 20 years, the firm has acquired or invested in more than 375 companies representing over $190 billion in value.

•	They collaborate closely with the companies they acquire, providing deep resources and expertise to help them execute their growth strategies and deliver long-term value.

•

Thoma Bravo approaches partnerships with a focus on collaboration with the existing leadership team and an emphasis on building even stronger companies. We believe that Thoma Bravo will be an excellent partner for Anaplan because Thoma Bravo has confirmed to us its belief in Anaplan’s vision and culture.

•

Some of their largest recent acquisitions that you may be familiar with include Medallia, Compuware, Proofpoint, and RealPage. We feel we are in great company with these top-tier businesses and look forward to partnering with the entire Thoma Bravo team.

•	Given our outstanding performance and momentum, Thoma Bravo has made clear that it is as focused as we are on investing in our business.

•

Thoma Bravo has been following us for years, and their leadership is highly complimentary of our strong corporate culture and our industry-leading platform. With these key fundamentals already in place at Anaplan, Thoma Bravo has confirmed that it is eager to help us realize our vision for our future. In their words, “Culture is not the most important thing; it’s the only thing.”

How will this transaction affect Anaplan employees?

•	We are confident that this transaction is a positive outcome for all Anaplan stakeholders, including our employees.

•	It is important to remember that the announcement is just the first step toward completing this transaction, and it is business as usual at Anaplan until the transaction closes.

•	Nothing will change in your day-to-day work or responsibilities.

•	Our focus remains on continued execution to capitalize on the momentum we have built to remain leaders in the planning space.

•	We know you may have a lot of questions about this transaction. We will keep you informed of developments as we move toward completing the transaction in the weeks and months ahead.

•	Thoma Bravo is an experienced partner that shares our goals and can provide us with additional resources and expertise to realize them.

Will there be leadership changes?

•

Thoma Bravo is known to collaborate closely with the companies they acquire, supporting leadership teams and providing extensive resources and expertise to help them execute their growth strategies and deliver long-term value

•	Importantly, our commitment to being as transparent as we can with you remains a priority for Anaplan.

Will there be layoffs?

•	Thoma Bravo has been clear that they are excited to partner with our talented team.

•	We will continue to drive growth and there is nothing more important than continuing that momentum.

•	Thoma Bravo has made clear that it is as focused as we are on investing in our business.

Will my role change?

•	Until we close on this transaction, it is business as usual for all of us at Anaplan. Nothing will change in your day-to-day work, responsibilities, or reporting relationships.

•

Our focus remains on our customers and on our continued execution to capitalize on the momentum we have built to remain leaders in the planning space. Keep doing what you do – day in, and day out – and our company will continue to flourish.

•

We will continue to run Anaplan and organize our business following the goals and vision we recently shared at Anaplan Kickoff. You may continue to see organizational changes in the ordinary course of business, which are part of our ongoing growth. We will also continue to hire under our current headcount plan.

•

We’ll keep you updated as we progress toward the closing of the transaction, which is expected to close in the first half of 2022 subject to customary closing conditions, including approval by Anaplan stockholders and regulatory approval.

What happens next?

•	We are still an independent public company until this transaction closes.

•

When the transaction closes, which we expect to occur in the first half of 2022, subject to customary closing conditions, we’ll become a private company with the support, resources, and insights to help accelerate our product innovation and provide our customers with the tools they need to drive speed, efficiency, and scale across their businesses.

•	Until then, it’s business as usual.

Is this happening because Anaplan didn’t perform well in the public market?

•

We ended fiscal 2022 with over 1,900 customers. In Q4 we had a record number of deals over $1 million and the highest growth in annual contract value growth and net new annual contract value in three years.

•	The transaction is a validation of our team’s outstanding work and is also the start of an exciting new chapter.

•	We believe that our partnership with Thoma Bravo will provide additional resources, allowing us to serve our customers with the tools they need to drive speed, efficiency, and scale.

•

The compelling terms of this deal showcase the strength of our platform and demonstrate the substantial progress we’ve made to fortify our go-to-market strategy and drive innovation, which have created a solid foundation for future growth.

What do I tell my customers and partners?

•	We will be delivering communications materials to relevant teams to leverage in communications but in short, you can tell them it is business as usual.

•	As a private company, we believe that we will be able to accelerate our growth and scale through greater agility and flexibility to invest in innovation and go-to-market.

•

We believe that we will have the support, resources, and insights to help accelerate our product innovation and provide our customers with the tools they need to drive speed, efficiency, and scale across their businesses.

Compensation

Will this transaction have any impact on employees’ benefits and compensation?

Until the transaction closes, we will operate under our current compensation and benefit programs. While it is still too early to give definitive answers on all of these points, we can tell you that there are no planned or contemplated changes to our general compensation and benefits programs (salaries, bonuses, broad-based employee benefits, sales compensation plans, SPIFFS, etc.) at this time. To the extent there are any changes, we will inform you in a timely manner.

I own Anaplan stock. What will happen to employee stock? What happens to the Company’s employee stock purchase plan?

For employees who are shareholders of Anaplan, upon closing of the transaction, you will receive $66.00 in cash for each share of Anaplan that you own (vested or acquired through the ESPP and not yet sold). This is a premium of approximately 46% over our five-day volume-weighted average share price through March 18, 2022.

More information with respect to these details will be determined and communicated to you as they are finalized. Until the transaction closes, our stock will continue to trade on the public market.

What happens to stock that has been granted, but unvested?

Until close, we remain a public company, and shares that have been granted will continue to vest on their normal vesting schedule. When the transaction closes, details on your unvested equity will be provided.

Will I continue to be subject to trading windows?

Yes. Since we will continue to operate as a public company, all trading windows will still apply.

Will we still make the ESPP purchase in May?

We will make purchases in May or earlier if the transaction closes beforehand.

Following the completion of the deal, will we no longer give out ongoing equity?

As we will no longer have publicly traded stock following the completion of the transaction, we expect to make some adjustments to our equity-based programs. However, while we are still publicly traded, we will still have our equity compensation programs. More information with respect to these details will be determined and communicated to you as they are finalized.

I am a hiring manager, and I have pending new hires. What do I tell them?

•

Anaplan announced that we have entered into a definitive agreement to be acquired by Thoma Bravo, a leading private equity investment firm focused on the software and technology-enabled services sector.

•	Their investment speaks to the growth and value that our employees have driven together and is a testament to the business they have helped build.

•	Until we close on this transaction, it is business as usual for all of us at Anaplan. Nothing will change in your day-to-day work, responsibilities, or reporting relationships.

•	Our focus remains on our customers and on our continued execution to capitalize on the momentum we have built to remain leaders in the planning space.

•	We will also continue to hire under our current headcount plan.

Does this change any of Anaplan’s work in Diversity, Inclusion and Opportunity? How does Thoma Bravo think about diversity?

•

Embracing and fostering Diversity, Equity and Inclusion remain core priorities for Anaplan, and Thoma Bravo is a partner that shares this commitment. Thoma Bravo founder was born and raised in Puerto Rico and understands how important diversity is to running a successful business.

•	Currently, nearly 60% of Thoma Bravo employees are women and minorities, including a female COO and CFO.

•

While Thoma Bravo has grown substantially in recent years, they are still a relatively small firm compared with other private equity firms at their scale. With only 120 employees, the largest entry point for new talent is within their associate program, and they have worked hard to secure associate classes with more than 80% women and minorities in recent years. While their pipeline for diverse talent is strong, they are also committed to supporting diversity within senior levels of the firm as they grow.

•

Finally, Thoma Bravo recognizes that providing access and opportunity to young students is another critical component to increasing diversity within the private equity and technology industries. To that end, they have partnered with Sponsors for Educational Opportunity (SEO) to launch a first-ever tech internship program offering diverse college students paid internships at their portfolio companies this summer.

Customers

What does this transaction mean for me?

•	The transaction is the start of a new chapter for Anaplan, and we couldn’t be more excited about our future – together with you.

•

Thoma Bravo has a remarkable track record supporting software companies, and when you combine that with their significant financial and operational resources, we will be better positioned than ever to address your needs with flexibility and speed.

•

I want to be clear that nothing will change in terms of our focus on you and on delivering an exceptional Connected Planning platform. We’ll keep you updated as we progress toward the closing of the transaction, which we expect will happen in the first half of 2022.

Who can I contact with additional questions?

•	Please contact Anaplan’s Chief Customer Officer, Erin Siemens, erin.siemens@anaplan.com

Partners

What does this transaction mean for our partnership?

•	This transaction is the start of an exciting new chapter for Anaplan, and we couldn’t be more excited about our future – together with you.

•

Thoma Bravo has a remarkable track record supporting software companies, and when you combine that with their significant financial and operational resources, we will be better positioned than ever to partner with you to address our customers’ needs with flexibility and speed.

•	Nothing will change in our immediate day-to-day operations and our team will continue to focus on delivering an exceptional Connected Planning platform to the customers we partner with you to serve.

Who can I contact with additional questions?

•	If you have any questions about the announcement, please contact Anaplan’s SVP of Global Alliances and Partners, Carla Moradi, Carla.moradi@anaplan.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including all statements other than statements of historical fact including, without limitation, statements regarding the proposed merger between Anaplan and Alpine Merger Sub, Inc. (the “Merger”). These statements identify prospective information and may include words such as “expects,” “intends,” “continue,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “should,” “may,” “will,” or the negative version of these words, variations of these words and comparable terminology. These forward-looking statements are based on information available to the company as of the date of this communication and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Anaplan’s business and the price of the common stock of Anaplan, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement that contemplates the proposed transaction by the shareholders of Anaplan and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Anaplan’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Anaplan and potential difficulties in Anaplan employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Anaplan’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Anaplan related to the merger agreement or the proposed transaction, and (viii) restrictions during the pendency of the proposed transaction that may impact Anaplan’s ability to pursue certain business opportunities or strategic transactions. Furthermore, additional or unforeseen effects from the COVID-19 pandemic, the global economic climate, and catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, may amplify many of these risks. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this communication is contained in the company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the SEC, and other documents the company may file with or furnish to the SEC from time to time. These forward-looking statements should not be relied upon as representing the company’s views as of any subsequent date and the company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made. The information contained in, or that can be accessed through, Anaplan’s website and social media channels are not part of this communication.

Important Additional Information and Where to Find It

In connection with the Merger, Anaplan intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Anaplan will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Anaplan may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF ANAPLAN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT ANAPLAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANAPLAN AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Anaplan with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Anaplan’s website (https://investors.anaplan.com) or by writing to Anaplan’s Secretary at 50 Hawthorne Street, San Francisco, California 94105.

Participants in the Solicitation

Anaplan and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Anaplan’s stockholders with respect to the Merger. Information about Anaplan’s directors and executive officers and their ownership of Anaplan Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 21, 2021. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

The following was published in The Wall Street Journal on March 20, 2022

Thoma Bravo to Buy Anaplan for $10.7 Billion

The Wall Street Journal

March 20, 2022 8:00PM ET

By Miriam Gottfried

Private-equity firm Thoma Bravo LP has struck a deal to buy Anaplan Inc. for $10.7 billion, according to people familiar with the matter, the latest in a recent string of big leveraged buyouts.

Anaplan shareholders are to receive $66 a share in cash, the people said. Anaplan Chief Executive Frank Calderoni plans to continue to lead the company, they said.

Based in San Francisco, Anaplan makes software that helps businesses plan by modeling for different forecasting outcomes. The company has more than 1,900 customers world-wide, including Coca-Cola Co., Shell PLC and VMware Inc., which use its cloud-based offering to manage their sales operations, supply chains, inventories and financial planning.

Shares of Anaplan, which was founded in 2006 and went public in 2018, closed at $50.59 on Friday.

Buyout firms, flush with giant piles of cash, have been on a deal-making tear. Software, with its steady cash flows, has been a particularly hot area.

Anaplan would be the latest big software company in a take-private deal. In January, Vista Equity Partners and the private-equity arm of Elliott Management Corp. agreed to buy Citrix Systems Inc. for about $13 billion. And in November, Advent International Corp. and Permira announced a $12 billion deal for McAfee Corp. Other big LBOs that have been in the works include one for TV-ratings company Nielsen Holdings PLC that could be worth about $15 billion including debt, The Wall Street Journal has reported.

Last week, activist investor Sachem Head Capital Management LP disclosed a nearly 5% stake in Anaplan. Sachem Head is part of a group of activists that together hold an even larger stake, according to a filing.

With offices in San Francisco, Chicago and Miami, Thoma Bravo specializes in buying business-software companies and helping spur their growth. The firm, which manages more than $103 billion, has been doing bigger deals of late. Last year, it bought Proofpoint Inc. in a transaction worth more than $10 billion.

Write to Miriam Gottfried at Miriam.Gottfried@wsj.com

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Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including all statements other than statements of historical fact including, without limitation, statements regarding the proposed merger between Anaplan and Alpine Merger Sub, Inc. (the “Merger”). These statements identify prospective information and may include words such as “expects,” “intends,” “continue,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “should,” “may,” “will,” or the negative version of these words, variations of these words and comparable terminology. These forward-looking statements are based on information available to the company as of the date of this communication and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Anaplan’s business and the price of the common stock of Anaplan, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement that contemplates the proposed transaction by the shareholders of Anaplan and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Anaplan’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Anaplan and potential difficulties in Anaplan employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Anaplan’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Anaplan related to the merger agreement or the proposed transaction, and (viii) restrictions during the pendency of the proposed transaction that may impact Anaplan’s ability to pursue certain business opportunities or strategic transactions. Furthermore, additional or unforeseen effects from the COVID-19 pandemic, the global economic climate, and catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, may amplify many of these risks. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this communication is contained in the company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the SEC, and other documents the company may file with or furnish to the SEC from time to time. These forward-looking statements should not be relied upon as representing the company’s views as of any subsequent date and the company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made. The information contained in, or that can be accessed through, Anaplan’s website and social media channels are not part of this communication.

Important Additional Information and Where to Find It

In connection with the Merger, Anaplan intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Anaplan will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Anaplan may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF ANAPLAN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT ANAPLAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANAPLAN AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Anaplan with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Anaplan’s website (https://investors.anaplan.com) or by writing to Anaplan’s Secretary at 50 Hawthorne Street, San Francisco, California 94105.

Participants in the Solicitation

Anaplan and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Anaplan’s stockholders with respect to the Merger. Information about Anaplan’s directors and executive officers and their ownership of Anaplan Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 21, 2021. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.